Rule 497(d)


              The First Trust Special Situations Trust, Series 146
               Kansas Growth & Treasury Securities Trust, Series 1


                Supplement to the Prospectus dated March 19, 1996

       Notwithstanding anything to the contrary in the Prospectus, all shares of Mueller Industries, Inc. 6% senior subordinated debentures due 2014 (CUSIP 624756AA0), received by the Trust pursuant to a special dividend declared by portfolio component Mueller Industries, Inc., have been removed from the portfolio of the above-referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.


November 22, 2004